                                                                    Exhibit 32.1

                                  CERTIFICATION
                          REQUIRED BY RULE 13A-14(B) OR
                    RULE 15D-14(B) AND 18 U.S.C. SECTION 1350
          (AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     I, Floyd Warkol,  as Chief Executive Officer of KSW, Inc., (the "Company"),
certify,  pursuant  to 18 U.S.C.  ss.1350  (as  adopted  by  Section  906 of the
Sarbanes-Oxley Act of 2002), that to my knowledge:

     (1) the  accompanying  Quarterly  Report on Form 10-Q for the period ending
June 30,  2006 (the  "Report"),  filed  with the U.S.  Securities  and  Exchange
Commission,  fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated:  August 9, 2006

                                            /s/ Floyd Warkol
                                            ------------------------------------
                                            Floyd Warkol
                                            Chief Executive Officer